Exhibit 10.24

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

AMENDED AND RESTATED

CRUDE OIL GATHERING AGREEMENT

AGREEMENT ADDENDUM 01

WELLS RANCH

This AGREEMENT ADDENDUM 01 (this “Agreement Addendum”) shall be effective as between the Persons named below as “Producer”, “OpCo” and “Midstream Co” as of the date specified below as the “Effective Date”. Reference is made to the Agreement Terms and Conditions Relating to Crude Oil Gathering Services (the “Agreement Terms and Conditions”) last updated October 9, 2015. This Agreement Addendum together with the Agreement Terms and Conditions shall constitute one contract and shall be the Agreement of the Parties. Except as otherwise set forth herein all terms shall have the meanings assigned to such terms in the Agreement Terms and Conditions.

OpCo owns, directly or indirectly, all of the Controlling interest in Midstream Co.

Producer desires to contract with Midstream Co for Midstream Co to provide the Services utilizing the Individual System, and Midstream Co desires to provide the Services to Producer, on the terms and subject to the conditions of this Agreement.

In order for Producer to obtain a consistent level of service with respect to the gathering of and other Services related to Crude Oil that are required by Producer within the Service Area, Producer and OpCo hereby enter into this Agreement so that OpCo can evidence its acceptance of the obligations pertaining to OpCo as set forth in the Agreement Terms and Conditions and in this Agreement Addendum, if any.

NOW, THEREFORE, in consideration of the mutual agreements in this Agreement, Midstream Co, OpCo and Producer hereby agree as follows:

Producer	Noble Energy, Inc., a Delaware corporation

Midstream Co	Colorado River DevCo LP, a Delaware limited partnership, together with its permitted successors and assigns

OpCo	Noble Midstream Services, LLC, a Delaware limited liability company

Parties	The term “Party” or “Parties” shall refer to OpCo, Producer and the Midstream Co identified in this Agreement Addendum

Effective Date	October 1, 2015

Agreement Addendum 01 – Page 1

Amended and Restated Crude Oil Gathering Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Notice Address – General Matters & Correspondence	Midstream Co and OpCo c/o Noble Energy, Inc. 1625 Broadway, Ste 2200 Denver, CO 80202 Attention: Finance Manager Charles Varnell Telephone: (303) 228-4466 Email: Charles.Varnell@nblenergy.com

Notice Address – Operational Matters	Midstream Co and OpCo c/o Noble Energy, Inc. 1625 Broadway, Ste 2200 Denver, CO 80202 Attention: Director – Major Projects, DJ Basin Chris Stavinoha

Notice Address – Force Majeure and Marketing interruptions	Midstream Co and OpCo c/o Noble Energy, Inc. Facsimile: (303) 228-4296 Attention: Oil Marketing Department

Notice Address – Invoicing Matters	Midstream Co and OpCo c/o Noble Energy, Inc. 1001 Noble Energy Way Houston, TX 77070 Attention: Director of Revenue Accounting John Nedelka Telephone: (281) 872-3120 Email: John.Nedelka@nblenergy.com

Payments by Electronic Funds Transfer	ABA/Routing Number: 021000021 Account Number: 657597188 Account Name: Full legal name of Midstream Co Financial Institution: JP Morgan Bank Swift: CHASUS33

Agreement Addendum 01 – Page 2

Amended and Restated Crude Oil Gathering Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Dedication Area	The Wells Ranch integrated development plan area, as such area was defined by Producer on the Effective Date, and which consists of the following areas within Weld County, Colorado:

Township	Range	Section(s)
T7N	R64W	31-36
T7N	R63W	31-36
T6N	R64W	ALL
T6N	R63W	ALL
T6N	R62W	2-11, 14-23, 26-35
T5N	R62W	2-11, 14-23
T5N	R63W	ALL
T7N	R62W	31
T5N	R64W	1-6, 10-15, 22-27, 34-36

Individual Fee	$[**]/Bbl

Deviations from Service Conditions (the specifications in this section supersede the applicable language from Exhibit A)

Crude Oil Quality Specifications, altering Exhibit A as follows:	“Raw” Crude Oil as separated in, and delivered from, the Separator Facility pressurized separator crude oil outlet exceeding the BS&W specification (due to Associated Water content) and RVP specification (due to Flash Gas content) will be accepted into the System

Section 1.4(a) is hereby amended and restated to read:	(a) Producer shall construct, install, own and operate the Measurement Devices located at the Receipt Points until such time as Midstream Co installs appropriate Measurement Devices. Midstream Co shall have the right to install such Measurement Devices.

Section 1.4(d) is hereby amended and restated to read:	(d) Producer and Midstream Co may, but shall not be obligated to, replace or make any alterations to the Measurement Devices that such Producer or Midstream Co, as applicable owns, necessary to comply with any applicable Laws.

Section 1.4(e) is amended hereby:	For the duration during which Producer owns any applicable Measurement Device, Midstream Co shall have the rights attributed to Producer in Section 1.3(e) of Exhibit A with respect to such Measurement Device.

Agreement Addendum 01 – Page 3

Amended and Restated Crude Oil Gathering Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Additional Revisions

Section 5.1(i)(x) is amended and restated as follows:	(x) the aggregate quantity of such Crude Oil, stated in Barrels, calculated by Midstream Co to have been received by Midstream Co from Producer or for Producer’s account at the applicable Receipt Points for such Crude Oil within the applicable Individual System during such Month (provided that at all times during which the Measurement Device located at or near the Receipt Point is owned by the Producer, such calculation is based upon information provided by Producer) multiplied by

System Gains/ Losses Threshold (as set forth in Section 5.3, except as set forth here):

Section 5.3(c)(ii) is hereby amended and restated in its entirety to read as follows:

If, the average during any three Month period (on a rolling basis), System Gains/Losses on an Individual System allocated to Producer in accordance with this Agreement exceeds 3.00% of the total quantities of Producer’s owned or Controlled Crude Oil delivered to the Individual System in such Month, then Midstream Co will, for the respective Individual System, obtain updated test data (i.e. sample results, meter proves, etc.) from Receipt Points involved in calculating theoretical Crude Oil (after removal of Associated Water and Flash Gas) received into the System at Receipt Points on the Individual System and conduct a field-wide (on an Individual System basis) meter inspection and proving, if necessary, followed by an updated balance.

(End of Agreement Addendum 01)

Agreement Addendum 01 – Page 4

Amended and Restated Crude Oil Gathering Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals to be effective as of the Effective Date.

“Producer”

NOBLE ENERGY, INC.

By:	/s/ Gary W. Willingham
Gary W. Willingham
Executive Vice President

Agreement Addendum 01 – Signature Page 1

Amended and Restated Crude Oil Gathering Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

“OpCo”

NOBLE MIDSTREAM SERVICES, LLC

By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

“Midstream Co”

COLORADO RIVER DEVCO LP

By:	Colorado River DevCo GP LLC
	By:	Noble Midstream Services, LLC

		By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

Agreement Addendum 01 – Signature Page 2

Amended and Restated Crude Oil Gathering Agreement